UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

September 25, 2013
(Date of earliest event reported)

Commission File Number: 0-7914
(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 2320 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 296-3076 begin_of_the_skype_highlighting             end_of_the_skype_highlighting
(Registrant telephone including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EARTHSTONE ENERGY, INC.
Current Report on Form 8-K
Dated September 25, 2013

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 25, 2013, Earthstone Energy, Inc. ("the Company") convened its Annual Meeting of Stockholders (“Annual Meeting”).  The proposals are described in detail in the proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, on July 31, 2013.

Following are the results of the matters voted on by Stockholders at the Annual Meeting:

1.	Election of Directors.
Director	For	Withheld	Broker Non-Votes

Ray Singleton	702,574	75,307	642,403

2.	Ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as the independent registered public accounting firm.
For	Against	Abstain	Broker Non-Votes

1,400,729	4,065	15,490	0

3.	Advisory vote on the compensation of Earthstone’s named executive officers as disclosed in the accompanying Proxy Statement
For	Against	Abstain	Broker Non-Votes

693,069	77,041	7,771	642,403

4.	Advisory vote to determine the frequency of future advisory votes on the compensation of the Earthstone’s named executive officers;
Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes

106,578	41,481	621,624	8,155	642,446

There being no further business, the Company’s 2013 Annual Meeting was adjourned.

Item 8.01. Other Items

The following is a link to the presentation given at the Annual Meeting:  http://www.earthstoneenergy.com/presentations.php.

The information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.
(Registrant)

Date: October 1, 2013	By:	/s/ Ray Singleton
		Name:	Ray Singleton
		Title:	President and Chief Executive Officer